UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of earliest event reported): May 1, 2006

                               CELGENE CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      0-16132                  22-2711928
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


       86 Morris Avenue, Summit, New Jersey                        07901
--------------------------------------------------          --------------------
     (Address of principal executive offices)                    (Zip Code)

     Registrant's telephone number, including area code: (908) 673-9000

-------------------------------------------------------------------
     (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.03   AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS: CHANGE IN FISCAL
            YEAR

         Effective May 1, 2006, the Board of Directors of Celgene Corporation (the "Corporation") adopted an amendment to the Corporation's By-Laws to create the office of Executive Chairman of the Corporation, in lieu of Chairman of the Corporation, and to amend each reference to the "Chairman" thereafter to be a reference to the "Executive Chairman."

         Attached hereto and incorporated herein by reference as Exhibit 3.2 is the Amendment to the By-Laws adopted by the Board of Directors effective May 1, 2006.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits

         3.2 - Amendment to By-Laws Adopted by the Board of Directors Effective May 1, 2006




                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CELGENE CORPORATION



Date:  May 3, 2006                By: /s/ Robert J. Hugin
--------------------              --------------------------------------------
                                  Name:  Robert J. Hugin
                                  Title: President and Chief Operating Officer

EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

    3.2 Amendment to By-Laws Adopted by the Board of Directors Effective May 1, 2006